                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) JANUARY 24, 2002
                                                 -------------------------------


                                 PLANETCAD INC.
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     0-288-42                 84-1035353
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



2520 55TH STREET, SUITE 200, BOULDER, COLORADO                          80301
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (303) 209-9100
                                                   -----------------------------


                                      n/a
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On January 24, 2002, PlanetCAD Inc. announced the resignation, effective immediately, of its President and Chief Executive Officer, Jim Bracking, and the appointment, effective immediately, by the board of directors of David Hushbeck as PlanetCAD's successor President and Chief Executive Officer. Certain biographical and other information about Mr. Hushbeck is provided in PlanetCAD's January 24, 2002 press release, a conformed copy of which is attached as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

          Not applicable.

(b)  Pro Forma Financial Information.

          Not applicable.

(c)  Exhibits.

          Exhibit
          Number    Description
          -------   -----------
            99.1    Press release of PlanetCAD dated January 24, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLANETCAD INC.

Date: January 25, 2002                  By: /s/ Joy Godesiabois
                                            -----------------------------------
                                        Name: Joy Godesiabois
                                        Title: Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number    Description                                                      Page
-------   -----------                                                      ----

99.1      Press release of PlanetCAD dated January 24, 2002.                 4




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